UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2014

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices)  (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry Into a Material Definitive Agreement.

On March 6, 2014, Select Medical Corporation (the “Company”), a wholly owned subsidiary of Select Medical Holdings Corporation, entered into a purchase agreement (the “Purchase Agreement”) with the initial purchasers named therein and the Guarantors (as defined therein), in connection with the offer and sale of $110.0 million in aggregate principal amount of its 6.375% senior notes due 2021 (the “Additional Notes”) as additional notes under the indenture pursuant to which it previously issued $600.0 million of 6.375% senior notes due 2021. The Purchase Agreement includes the terms and conditions of the offer and sale of the Additional Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On March 6, 2014, the Company issued a press release announcing that the Company had priced its previously announced offering of the Additional Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated March 6, 2014, by and among Select Medical Corporation, the initial purchasers named therein and the Guarantors (as defined therein).
99.1	Press Release, dated March 6, 2014, announcing details of pricing of the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: March 7, 2014	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated March 6, 2014, by and among Select Medical Corporation, the initial purchasers named therein and the Guarantors (as defined therein).
99.1	Press Release, dated March 6, 2014, announcing details of pricing of the offering.